Exhibit 99, Table of Transactions

  200 shares at 58.55

  900 shares at 58.53

  600 shares at 58.52

  300 shares at 58.51

  200 shares at 58.51

1300 shares at 58.5

  100 shares at 58.49

1400 shares at 58.49

  100 shares at 58.48

  300 shares at 58.48

  400 shares at 58.47

  300 shares at 58.47

2100 shares at 58.46

  200 shares at 58.46

1900 shares at 58.46

  100 shares at 58.45

2100 shares at 58.45

1100 shares at 58.44

  897 shares at 58.43

1200 shares at 58.43

  400 shares at 58.42

       3 shares at 58.42

1200 shares at 58.42

   400 shares at 58.41

 1900 shares at 58.41

   600 shares at 58.4

   600 shares at 58.4

    100 shares at 58.38

    500 shares at 58.38

    200 shares at 58.36

   100 shares at 58.35

    500 shares at 58.31

   100 shares at 58.3

   300 shares at 58.3

  100 shares at 58.26

  200 shares at 58.26

  300 shares at 58.25

  400 shares at 58.25

  300 shares at 58.24

  700 shares at 58.24

  200 shares at 58.23

2000 shares at 58.22

  700 shares at 58.22

  100 shares at 58.19

  600 shares at 58.18

  600 shares at 58.17

  800 shares at 58.16

  400 shares at 58.15

  300 shares at 59.07

  100 shares at 59.07

  500 shares at 59.05

  100 shares at 59.03

  100 shares at 59.03

  100 shares at 59.01

  100 shares at 59.01

  100 shares at 59.00

  100 shares at 58.99

  100 shares at 58.98

  300 shares at 58.97

  100 shares at 58.96

1100 shares at 58.96

  100 shares at 58.95

  100 shares at 58.93

  100 shares at 58.93

  400 shares at 58.92

  500 shares at 58.90

  100 shares at 58.89

  400 shares at 58.89

  100 shares at 58.88

  100 shares at 58.88

  300 shares at 58.88

  500 shares at 58.87

  100 shares at 58.86

  500 shares at 58.86

  200 shares at 58.85

1100 shares at 58.85

  100 shares at 58.84

  400 shares at 58.84

  200 shares at 58.83

  700 shares at 58.83

  100 shares at 58.82

  400 shares at 58.82

  102 shares at 58.81

  900 shares at 58.81

  100 shares at 58.80

   100 shares at 58.80

2500 shares at 58.80

  300 shares at 58.79

1100 shares at 58.79

  100 shares at 58.78

1000 shares at 58.78

       2 shares at 58.77

  600 shares at 58.77

  200 shares at 58.76

  100 shares at 58.76

  300 shares at 58.76

  300 shares at 58.75

1000 shares at 58.75

  198 shares at 58.74

  600 shares at 58.74

  200 shares at 58.73

  600 shares at 58.73

  274 shares at 58.72

  726 shares at 58.72

  400 shares at 58.72

  600 shares at 58.71

2300 shares at 58.70

     98 shares at 58.70

  700 shares at 58.69

  500 shares at 58.68

       3 shares at 58.67

     97 shares at 58.67

  400 shares at 58.67

  100 shares at 58.66

  400 shares at 58.66

  500 shares at 58.65

  100 shares at 58.64

  100 shares at 58.62

1100 shares at 58.62

  200 shares at 58.61

  200 shares at 58.60

  200 shares at 58.59

  100 shares at 58.58

  600 shares at 58.56

       3 shares at 58.55

     97 shares at 58.55

   200 shares at 58.55

   100 shares at 58.53

60,000 shares at an average sale price of $58.5842 per share.